2004 GMAC

AFSA European Investor Conference

29 Apr 2004

Sanjiv Khattri
Executive Vice President and Chief Financial Officer

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "project", "estimate", "forecast", "objective", "plan", "goal", "outlook", "target", "pursue" and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

GMAC Presentation Outline

- A Brief Update on General Motors
- General Motor Acceptance Corporation
  - – Review of 2003
  - – Key Issues
  - – 2004 Outlook

The GM Family

GM
GMAC
GM Goodwrench
XM Satellite Radio
OnStar
Allison Transmission
SAAB
GM BuyPower
GMAC
DAEWOO
ISUZU
SUZUKI
FIAT
GMC
GM ElectroMotive
ACDelco
HUMMER

GM Is the World's Largest Vehicle Manufacturer



- World's automotive sales leader since 1920
- 8.6 million vehicles sold in 2003
- $186 billion in revenues in 2003
- Global market share of 15%
- 28% U.S. market share
- 326,000 employees worldwide
- Design, manufacture and sell cars and trucks in over 190 countries










PSH 568

2003 CY Priorities/Targets

		Actual Performance	
Priorities			
– $5.00 EPS excluding Hughes & special items		G	$5.62
– Cash generation of $10B		G	$32.5B
– Grow share in all regions		Y	3 of 4
Regional/Sector Income Targets			
– North America:	$1,700M - $1,900M	R	$1,156M
– Europe:	($200M) - $0M	R	($286M)
– Rest of World:	$100M+	G	$246M
– GMAC:	$1,700M - $1,900M	G	$2,793M
Other Metrics			
– Structural cost: $42.4B* GMNA, $7.8B GME		G	$41.8B/$7.5B
– Capital spending of $7.0B		G	$6.6B
– Net material cost reduction: 3.0% GMNA, 3.5% GME		G	3.5%/3.2%

*Adjusted for Allison Transmission transferred to GMNA in Q2 2003

2004 Priorities/Targets

- Priorities
  - $6.00-$6.50 EPS*
  - Operating cash flow of $5.0B
  - Grow share in all regions
- Regional/Sector Income Targets

– North America:	$1,000 - $1,400M
– Europe:	$0 - $100M
– LAAM:	($200M) - ($100M)
– Asia-Pacific:	$700 - $800M
– GMAC:	>$2,000M

- Other Metrics
  - Structural cost: >$500M reduction in automotive operations
  - Capital spending of $7.0B
  - Net material cost reduction: 3.5% GMNA & 3.0% GME

* EPS excluding any special items; at current dilution levels

General Motors Acceptance Corporation

GMAC

Consolidated Net Income



$ Millions
3,000
2,500
2,000
1,500
1,000
500
$1,325
$1,527
$1,602
$1,786
$1,870
$2,793
9% p.a.
49% p.a.
1998
1999
2000
2001
2002
2003

GMAC

Sector Net Income Summary

$ Millions	2003	2002
Financing	1,360	1,239
Insurance	179	87
Mortgage	1,254	544
Consolidated	2,793	1,870

GMAC Net Income by Sector


2001
$1,786 Million
30%
70%
2003
$2,793 Million
51%
49%
Financing Operations
Insurance & Mortgage

GMAC

Insurance Operations

$ Millions	2003	2002
Underwriting Income	66	24
Investment Income/Other	113	63
Net Income	179	87

GMAC Mortgage Group

2003 Overview

- **Record Earnings**
  – $1,254 million
- **#1 Commercial mortgage banker**
  – $27 billion in production
  – $251 billion servicing portfolio
- **#1 Warehouse lender and #2 private label conduit**
  – $74 billion in originations
- **Top 10 residential mortgage servicer**
  – $114 billion in originations
  – $201 billion servicing portfolio

GMAC 2004 Priorities

- **Net Income target in excess of $2 billion**
- **Capital efficiency**
  - Provide attractive returns on GM's equity in GMAC
  - Maintain GMAC's Funding-to-Equity ratio at about current level
- **Support of GM's global vehicle sales with innovative wholesale and retail financing activity**

GMAC

2004 Key Issues

- Sharp Decline in Mortgage Volume
- Lease Residuals
- Credit Losses
- Funding Outlook

GMAC 2004 Key Issues

- Sharp Decline in Mortgage Volume
- Lease Residuals
- Credit Losses
- Funding Outlook

U.S. Residential Mortgage Industry Volume


$ Billions
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$2,000
$2,600
$3,700
$2,200
2001
2002
2003
2004F

Average Fannie Mae/Freddie Mac estimates

GMAC

2004 Mortgage Group Profit Drivers

- Mortgage Group profitability projected to decline in 2004, but disproportionately less than industry volume downturn

GMAC 2004 Mortgage Group Profit Drivers

- Net income will accrue in 2004 on mortgage securitizations conducted in prior years
- Mortgage Servicing asset will appreciate in rising interest rate environment
  - Servicing provides natural hedge to mortgage lending business
- Growing fee-based mortgage businesses which are far less sensitive to mortgage volume

GMAC 2004 Key Issues

- Sharp Decline in Mortgage Volume
- Lease Residuals
- Credit Losses
- Funding Outlook

U.S. SmartLease Book Gain Per Unit



$ Per Unit
1,200
1,000
800
600
400
200
0
$1,080
$1,074
$948
$767
$285
$212
$73
1997
1998
1999
2000
2001
2002
2003
2004F

GMAC

Off-Lease Vehicle Book Gain/(Loss) Calculation

	Proceeds from Sale of Off-Lease Vehicle
Less:	Vehicle's Estimated Residual Value at Lease Termination
=	**Book Gain/(Loss)**

GMAC

U.S. SmartLease Book Gains


% of Estimated Dealer Cost
65.0%
60.0%
55.0%
50.0%
45.0%
Book Gain
52.1
59.7
55.9
47.9
1997
1998
1999
2000
2001
2002
2003
2004F

U.S. SmartLease Hypothetical 2004 Book Gain



% of Estimated Dealer Cost
65.0%
60.0%
55.0%
50.0%
45.0%
Book Gain
52.1
59.7
55.9
47.9
1997
1998
1999
2000
2001
2002
2003
2004F


GMAC
U.S. SmartLease
Terminations Outlook
000's Units
750
650
550
450
350
0
414
457
396
460
580
738
611
365
330
1997
1998
1999
2000
2001
2002
2003
2004F
2005F

GMAC 2004 Key Issues

- Sharp Decline in Mortgage Volume
- Lease Residuals
- Credit Losses
- Funding Outlook

GMAC

U.S. Auto Asset Quality


Total Retail and SmartLease Losses
As % Of Average Serviced Receivables
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.83%
1.31%
1.15%
0.75%
0.53%
0.56%
0.76%
0.86%
0.99%
1995
1996
1997
1998
1999
2000
2001
2002
2003

GMAC

U.S. Auto
New and Used Retail Loans

Severity of Loss



Average Gross Loss Per Unit With A Loss
$ Per Unit
10,000
8,000
6,000
4,000
2,000
1997
1998
1999
2000
2001
2002
2003
$5,195
$4,670
$8,205
$6,824
New
Used


GMAC
U.S. Auto
New and Used Retail Loans
Frequency of Loss
Repossessions
30-Day Delinquency
% of Units Outstanding
4.00
3.50
3.00
2.50
2.00
1.50
1.00
3.59%
3.39%
2.01%
1.83%
1995
1996
1997
1998
1999
2000
2001
2002
2003

GMAC

2004 Key Issues

- Sharp Decline in Mortgage Volume
- Lease Residuals
- Credit Losses
- Funding Outlook

Balance Sheet Strength


Y-E Equity
Y-E Serviced Assets
Assets $ Billions
Equity $ Billions
300
250
200
150
100
50
25
20
15
10
5
120
138
161
184
218
246
278
8.8
9.8
11.1
14.0
16.1
17.8
20.2
1997
1998
1999
2000
2001
2002
2003

Avg. Funding to Equity* (:1)	10.7	11.0	11.8	10.9	10.4	10.2	10.4

** Ratio reflects debt net of cash and is adjusted for certain securitization transactions*

Diversification of Funding Sources

Institutional Unsecured Debt as % of Total Funding Volume


100%
75%
50%
25%
0%
61%
66%
28%
30%
2000
2001
2002
2003

Memo:				
Avg. 10-yr. Sprds. (bps)	172	203	286	301

CY 2003 U.S. Term Funding Program

Funding Completed	$47B
Funding Sources	
– Institutional	30%
– Retail	18%
– Securitization	52%
Total	100%

GMAC

U.S. Liquidity Position
Short-Term vs. Long-Term Funding



Short-Term
Long-Term
$ Billions
175
150
125
100
75
50
25
0
1997
1998
1999
2000
2001
2002
2003
49
54
70
77
123
138
147
28
36
35
41
18
14
17

	1997	1998	1999	2000	2001	2002	2003
Short-Term % of Total	36%	40%	33%	35%	13%	9%	10%

GMAC

2004 Diversified Funding Strategy

- **Diversified secured funding**
  - Public asset-backed securitizations
  - Bank conduit asset-backed securitizations
  - Sale of whole loans to financial institutions
  - Lease securitizations
- **Institutional and retail bond offerings**
- **Enhanced liquidity position**
  - Extended debt maturities
  - Large cash cushion

Global Bank Credit Lines

$ Billions at 12/31/03	Line Size	Usage	Unutilized
Total Committed			
5-Year Term	5.0	–	5.0
Short-Term	25.8	0.4	25.4
1 Yr. w/1 Yr. Term Out	5.0	0.2	4.8
Total Committed	35.8	0.6	35.2
Uncommitted	18.0	12.1	5.9
Grand Total	53.8	12.7	41.1

GMAC

2004 Net Income by Sector

Financing Operations

Insurance Operations

Mortgage Operations

Greater than $2 Billion

GMAC 2004 Net Income by Sector

Financing Operations

- Decline in U.S. net interest margins
- Largely offset by:
  - Higher U.S. asset base
  - Increase in book gains from off-lease vehicles
  - Increased earnings at International operations

GMAC

2004 Net Income by Sector

- Financing Operations
- Insurance Operations
  - Underwriting income projected to increase
    - Insurance premiums trending higher
    - Loss cost trends remain favorable
  - Investment income forecast to increase with opportunity to realize capital gains

GMAC 2004 Net Income by Sector

- ↔ Financing Operations
- ↑ Insurance Operations
- ↓ Mortgage Operations
  - Reduced industry volume
  - Mitigated by income from prior year securitizations; growing fee income; and potential accretion in value of servicing asset

GMAC 2004 Net Income by Sector

- ↔ Financing Operations
- ↑ Insurance Operations
- ↓ Mortgage Operations

Greater than $2 Billion

Net Income – 3 Months YTD

$ Millions	3 Mos 2004	3 Mos 2003	3 Mos 2004 O/(U) 3 Mos 2003
Financing	442	302	140
Insurance	91	26	65
Mortgage	253	371	(118)
Consolidated	786	699	87

GMAC
Summary

- **2003**
  - Record earnings performance
  - Strong Return on Equity
  - Improved funding and liquidity position
- **2004**
  - Targeting net income at $2 billion or higher
  - Containing Funding-to-Equity leverage ratio at about current level
  - Increasing support of GM vehicle operations with auto financing activities worldwide

GMAC